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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported)  October 1, 1997
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                                 ALUMAX INC.
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              (Exact Name of Registrant as Specified in Charter)


       Delaware                    1-12374                   13-2762395
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  (State or Other Jurisdiction      (Commission             (IRS Employer
        of Incorporation)           File Number)          Identification No.)



  3424 Peachtree Rd., N.E., Suite 2100, Atlanta, GA            30326
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  (Address of Principal Executive Offices)                     (Zip Code)

  Registrant's telephone number, including area code  (404) 846-4600
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          (Former Name or Former Address, if Changed Since Last Report)







                           Page 1 of 5 Total Pages

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Item 5.  Other Events.

        See the Registrant's press release, dated October 1, 1997, which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit Number          Description
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     99.1               Registrant's press release dated October 1, 1997


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Alumax Inc.

                                        By /s/ Helen M. Feeney
                                           -------------------
                                           Helen M. Feeney
                                           Vice President & Corporate Secretary


Date:  October 3, 1997


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                                EXHIBIT INDEX


Exhibit Number          Description
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    99.1                Registrant's press release dated October 1, 1997



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